Exhibit 10.1

February 9, 2016

MCGRATH RENTCORP

5700 Las Positas Road

Livermore, CA 94551

Attn.: Chief Financial Officer

Re:	Amendment to Note Purchase and Private Shelf Agreement

Ladies and Gentlemen:

Reference is made to that certain Note Purchase and Private Shelf Agreement, dated April 21, 2011 (as amended as of March 17, 2014, the “Note Purchase Agreement”), by and between McGrath RentCorp (the “Company”) and the Subsidiary Guarantors named on the signature pages hereof, on the one hand, and PGIM, Inc. (formerly known as Prudential Investment Management, Inc. and referenced to herein as “PIM”) and each of the Persons listed on Annex A hereto (collectively with PIM, the “Purchasers”), on the other hand. Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Note Purchase Agreement.

Pursuant to the request of the Company and the provisions of Section 17 of the Note Purchase Agreement, the Purchasers hereby agree as follows:

1. The first sentence of Section 1B of the Note Purchase Agreement is amended and restated in its entirety as follows:

The Company may authorize the issue and sale of its additional senior notes (as amended, restated, supplemented or otherwise modified from time to time, the “Shelf Notes”), to be dated the date of issue thereof, to mature, in the case of each Shelf Note so issued, no more than 12 years after the date of original issuance thereof, to have an average life, in the case of each Shelf Note so issued, of no more than 10 years, to bear interest on the unpaid balance thereof from the date thereof at the rate per annum, and to have such other particular terms, as shall be set forth, in the case of each Shelf Note so issued, in the Confirmation of Acceptance with respect to such Shelf Note delivered pursuant to Section 2B(5), and to be substantially in the form of Exhibit A-2.

2. The third sentence of section 2B(1) of the Note Purchase Agreement is hereby amended and restated to read in its entirety as follows:

At any time, (i) $250,000,000, minus (ii) the aggregate principal amount of Notes then outstanding, minus (iii) the aggregate principal amount of Accepted Notes (as hereinafter defined) which have not yet been purchased and sold hereunder prior to such time, is herein called the “Available Facility Amount” at such time. Notwithstanding anything to the contrary appearing herein, in no event shall any Note be purchased under the Facility by a Prudential Affiliate described in clause (i) of the definition thereof if, upon giving effect to such purchase and the use of proceeds thereof, the aggregate principal amount of all Notes and any other notes of the Company then outstanding and held by all Prudential Affiliates described in such clause, would exceed $200,000,000.

MCGRATH RENTCORP

February 9, 2016

3. Clause (i) of Section 2B(2) of the Note Purchase Agreement is amended by deleting the existing text thereof and substituting therefor “February 9, 2019, and”.

This letter agreement shall be limited precisely as written and shall not be deemed to be (a) an amendment, consent or waiver of any other terms or conditions of the Note Purchase Agreement or any other document related to the Note Purchase Agreement or (b) an agreement to any future amendment, consent or waiver. Except as expressly set forth in this letter agreement, the Note Purchase Agreement and the documents related to the Note Purchase Agreement shall continue in full force and effect. The Company hereby acknowledges and reaffirms all of its obligations and duties under the Note Purchase Agreement and the Notes.

This document may be executed in multiple counterparts, which together shall constitute a single document.

THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

If you are in agreement with the foregoing, please sign and have each of the Subsidiary Guarantors sign the enclosed counterpart of this letter agreement in the space indicated and return it to the Purchasers at the above address whereupon, it shall become a binding agreement between the Company and the Purchasers.

Sincerely,

PGIM, INC.

By:	/s/ Stephen Domeier
Title:	Vice President (Prudential Capital Group)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Stephen Domeier
Title:	Vice President (Prudential Capital Group)

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	PGIM, Inc., investment manager

By:	/s/ Stephen Domeier
Name:	Stephen Domeier
Title:	Vice President (Prudential Capital Group)

MCGRATH RENTCORP

February 9, 2016

FARMERS NEW WORLD LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By:	/s/ Stephen Domeier
Title:	Vice President (Prudential Capital Group)

ZURICH AMERICAN LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By:	/s/ Stephen Domeier
Title:	Vice President (Prudential Capital Group)

MTL INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By:	/s/ Stephen Domeier
Title:	Vice President (Prudential Capital Group)

MCGRATH RENTCORP

February 9, 2016

Accepted and agreed to

as of the date first

appearing above:

MCGRATH RENTCORP

By:	/s/ Keith Pratt
	Name:	Keith Pratt
	Title:	CFO

Each of the undersigned acknowledges, consents to, and agrees with the modifications effected by this letter agreement and further reaffirms all of their obligations under the Multiparty Guaranty and the other Transaction Documents to which it is a party:

ENVIROPLEX, INC.

By:	/s/ Keith Pratt
	Name:	Keith Pratt
	Title:	CFO

MOBILE MODULAR MANAGEMENT CORPORATION

By:	/s/ Keith Pratt
	Name:	Keith Pratt
	Title:	CFO

ADLER TANK RENTALS, LLC

By:	/s/ Keith Pratt
	Name:	Keith Pratt
	Title:	CFO

MCGRATH RENTCORP

February 9, 2016

ANNEX A

PURCHASERS

The Prudential Insurance Company of America

Prudential Retirement Insurance and Annuity Company

Farmers New World Life Insurance Company

Zurich American Life Insurance Company

MTL Insurance Company